Vanguard Mid-Cap Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated February 25, 2016

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Mid-Cap Growth Fund has approved a restructuring of the Fund’s investment advisory team, removing Chartwell Investment Partners, LLC (Chartwell) as an investment advisor to the Fund and adding Victory Capital Management Inc. (Victory Capital), through its RS Investments franchise, to the Fund’s investment advisory team. All references to Chartwell and all other details and descriptions regarding Chartwell’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Effective immediately,Victory Capital will manage a portion of the Fund’s assets.

Victory Capital and the Fund’s other investment advisor—William Blair Investment Management, LLC—each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Investment Advisors”:

Victory Capital Management Inc. (Victory Capital) through its RS Investments franchise

In the same section, the following is added to the list of Portfolio Managers:

Stephen J. Bishop, Portfolio Manager and member of the RS Investments Growth Team at Victory Capital. He has co-managed a portion of the Fund since December 2016.

Melissa Chadwick-Dunn, Portfolio Manager and member of the RS Investments Growth Team at Victory Capital. She has co-managed a portion of the Fund since December 2016.

Christopher W. Clark, CFA, Portfolio Manager and member of the RS Investments Growth Team at Victory Capital. He has co-managed a portion of the Fund since December 2016.

D. Scott Tracy, CFA, Chief Investment Officer, Portfolio Manager, and member of the RS Investments Growth Team at Victory Capital. He has co-managed a portion of the Fund since December 2016.

Prospectus Text Changes

The following is added to “Security Selection” under More on the Fund:

RS Investments ((RS), a Victory Capital franchise) employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams.

RS starts with a quantitative model that incorporates 60 underlying factors spanning growth, quality, valuation, and sentiment categories. The advisor then evaluates fundamental drivers to filter out short-term noise and determine whether a company can maintain sustainable growth. RS then uses rigorous scenario analysis to drive target prices for both upside and downside cases, with only those stocks that have better than 2:1 upside-to-downside ratio making it into the portfolio. Finally, the team uses a proprietary 3-stage risk management process to manage holdings flagged for review based on short-term performance.

The following is added to the Investment Advisors section:

• Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, is an investment advisory firm and a wholly owned subsidiary of Victory Capital Holdings, Inc. Victory Capital is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments is the franchise responsible for the day-to-day investment management of a portion of the Fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with Victory Capital), and negotiating commissions. As of September 30, 2016, Victory

Capital and its affiliates managed or advised approximately $51.3 billion in assets for individual and institutional clients.

The following replaces similar text in the same section:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell Midcap Growth Index over the preceding 36-month period for Victory Capital or the preceding 60-month period for William Blair. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

In the same section, the following is added to the list of portfolio managers:

Stephen J. Bishop, Portfolio Manager and member of the RS Investments Growth Team at Victory Capital. He has worked in investment management since 1992, has been with RS Investments since 1996, and has been with Victory Capital and has co-managed a portion of the Fund since 2016. Education: B.A., University of Notre Dame; M.B.A., Harvard Business School.

Melissa Chadwick-Dunn, Portfolio Manager and member of the RS Investments Growth Team at Victory Capital. She has worked in investment management since 1992, has been with RS Investments since 2001, has managed investment portfolios since 2007, and has been with Victory Capital and has co-managed a portion of the Fund since 2016. Education: B.A. and M.A., University of Chicago; M.B.A., The Wharton School at the University of Pennsylvania.

Christopher W. Clark, CFA, Portfolio Manager and member of the RS Investments Growth Team at Victory Capital. He has worked in investment management since 2001, has been with RS Investments since 2007, has managed investment portfolios since 2014, and has been with Victory Capital and has co-managed a portion of the Fund since 2016. Education: B.A., University of Virginia.

D. Scott Tracy, CFA, Chief Investment Officer, Portfolio Manager, and member of the RS Investments Growth Team at Victory Capital. He has worked in investment management since 1997, has been with RS Investments since 2001, has managed investment portfolios since 2007, and has been with Victory Capital and has co-managed a portion of the Fund since 2016. Education: B.A., Trinity College; M.B.A., University of California at Berkeley.

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© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 301 122016

Vanguard Whitehall Funds

Supplement to the Statement of Additional Information Dated February 25, 2016

Restructuring of the Investment Advisory Team for Vanguard Mid-Cap Growth Fund

The board of trustees of Vanguard Mid-Cap Growth Fund has approved a restructuring of the Fund’s investment advisory team, removing Chartwell Investment Partners, LLC (Chartwell) as an investment advisor to the Fund and adding Victory Capital Management Inc. (Victory Capital), through its RS Investments franchise, to the Fund’s investment advisory team. All references to Chartwell and all other details and descriptions regarding Chartwell’s management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

Effective immediately, Victory Capital will manage a portion of the Fund’s assets.

Victory Capital and the Fund’s other investment advisor—William Blair Investment Management, LLC—each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time. The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following is added to the introductory text on page B-39:

Victory Capital Management Inc. (Victory Capital), through its RS Investments franchise, provides investment advisory services for a portion of Vanguard Mid-Cap Growth Fund.

The following replaces similar text under “III. Vanguard Mid-Cap Growth Fund” on page B-47:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell Midcap Growth Index over the preceding 36-month period for Victory Capital or the preceding 60-month period for William Blair.

Within the same section, the following is added:

A. Victory Capital Management Inc. (Victory Capital)

Victory Capital, based in Brooklyn, Ohio, is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). Crestview Partners II, L.P. (and its affiliated funds) is the majority owner of VCH, with the remaining portion owned by Victory Capital employees and a limited number of outside investors. Victory Capital is organized as a New York corporation and is a publicly traded multi-boutique investment advisory firm comprised of 11 independent investment franchises. The RS Investments franchise is responsible for the day-to-day management of a portion of Vanguard Mid-Cap Growth Fund.

1. Other Accounts Managed

Stephen J. Bishop co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2016, the Fund held assets of $4 billion. As of October 31, 2016, Mr. Bishop also co-managed 11 other registered investment companies with total assets of $4.5 billion (advisory fees not based on account performance) and 8 other accounts with total assets of $418.8 million (advisory fees based on account performance for 2 of these accounts with total assets of $89.4 million).

Melissa Chadwick-Dunn co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2016, the Fund held assets of $4 billion. As of October 31, 2016, Ms. Chadwick-Dunn also co-managed 10 other registered investment companies with total assets of $4.4 billion (advisory fees not based on account performance) and 8 other accounts with total assets of $418.8 million (advisory fees based on account performance for 2 of these accounts with total assets of $89.4 million).

Christopher W. Clark co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2016, the Fund held assets of $4 billion. As of October 31, 2016, Mr. Clark also co-managed 11 other registered investment companies with total assets of $4.5 billion (advisory fees not based on account performance) and 8 other accounts with total assets of $418.8 million (advisory fees based on account performance for 2 of these accounts with total assets of $89.4 million).

D. Scott Tracy co-manages a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2016, the Fund held assets of $4 billion. As of October 31, 2016, Mr. Tracy also co-managed 10 other registered investment companies with total assets of $4.4 billion (advisory fees not based on account performance) and 8 other accounts with total assets of $418.8 million (advisory fees based on account performance for 2 of these accounts with total assets of $89.4 million).

2. Material Conflicts of Interest

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Fund, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Fund and another account, also may raise conflict of interest issues. Victory Capital has policies and procedures in place, including an internal review process, that are intended to mitigate those conflicts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics.

3. Description of Compensation

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.

Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, pooled investment vehicles, and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Each of the portfolio management teams employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients, and contribution to Victory Capital’s philosophy and values, such as leadership, risk management, and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three, and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

4. Ownership of Securities

As of October 31, 2016, Mr. Bishop, Ms. Chadwick-Dunn, Mr. Clark, and Mr. Tracy did not own any shares of Vanguard Mid-Cap Growth Fund.

The following replaces the first two paragraphs under “Duration and Termination of Investment Advisory Agreements” beginning on page B-51: The current investment advisory agreements with the unaffiliated advisors (other than Victory Capital) are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor (sixty (60) days’ written notice for Schroders), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor (60 days’ written notice for Schroders), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The initial investment advisory agreement with Victory Capital is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 934C 122016